UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 18, 2007
Claire’s Stores, Inc.

(Exact name of registrant as specified in its charter)

Florida	001-08899	59-0940416

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 S.W. 129th Avenue,
Pembroke Pines, Florida	33027

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 954-433-3900
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On April 18, 2007, Claire’s Stores, Inc. (the “Company”) issued a press release announcing results for the fourth quarter of fiscal 2007, fiscal 2007 in its entirety, and certain other information. A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.
The information in this Form 8-K and the Exhibit attached hereto shall be deemed “furnished” and not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any Company filing under the Securities Act of 1933, as amended.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
Not applicable
(b) Pro Forma Financial Information.
Not applicable
(c) Exhibits.
Exhibit 99.1—Claire’s Stores, Inc. Press Release dated April 18, 2007

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Claire’s Stores, Inc.
April 18, 2007	By:	/s/ Ira D. Kaplan
		Name:	Ira D. Kaplan
		Title:	Chief Financial Officer

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